EXHIBIT 10(C)

              OXFORD INDUSTRIES, INC. 1984 STOCK OPTION PLAN

                                   I.
                                 PURPOSE



      The purpose of the Oxford Industries, Inc. 1984 Stock Option Plan (the "Plan") is to advance the interests of Oxford Industries, Inc. (the "Company") and its stockholders by providing the opportunity for key employees to purchase shares of the Company's common stock through the exercise of stock options and to benefit from the Company's future growth. The Plan is intended to encourage continued service of key employees and to attract able personnel to positions as key employees.



                                   II.
                          EFFECTIVE DATE OF PLAN



      The effective date of this Plan is July 9, 1984, subject to approval by the stockholders of the Company at a duly called Annual Meeting of Stockholders.



                                   III.
                        ADMINISTRATION OF THE PLAN



       This Plan shall be administered by a Stock Option Committee (the "Committee") of not less than three (3) Directors to be appointed by the Board of Directors. No Director shall be appointed to serve as a member of the Committee unless at the time of his appointment he is not eligible and has not at any time within one (1) year prior to such time been eligible for selection as a person to whom stock may be allocated or to whom stock options or stock appreciation rights may be granted pursuant to this Plan or any other plan of the Company or any of its affiliates entitling the participants therein to acquire stock, stock options or stock appreciation rights from the Company or any of its affiliates. Any Director appointed to serve as a member of the Committee who thereafter becomes eligible to be selected as a person to whom stock may be allocated or to whom stock options or stock appreciation rights may be granted pursuant to this Plan or any other plan of the Company or any of its affiliates, effective at the time of such eligibility, shall be deemed to have been removed from the Committee. The term "affiliates" shall have the same meaning for purposes of this Section III as that term has for purposes of regulations adopted under Section 16 of the Securities Exchange Act of 1934 (the "1934 Act").

      The interpretation of any provision of this Plan by the Committee and any action taken by the Committee under this Plan or with respect to any option granted hereunder shall be final and binding on all persons. No Committee member shall be personally liable for any interpretation or action made or taken in good faith under this Plan or with respect to any option granted hereunder and, to the extent permitted by law, each member shall be indemnified by the Company against any liability and expenses arising from such interpretation or action.


                                   IV.
                               ELIGIBILITY



      The persons eligible to participate in this Plan as recipients of stock options shall be only those employees that the Committee in its discretion determines to be key employees of the Company or any of the Company's subsidiary corporations ("Subsidiary Corporations"), as defined in Section 425(f) of the Internal Revenue Code of 1954, as amended (the "Code"). Directors of the Company who are otherwise employed by the Company are eligible employees.

                                   V.
                             GRANT OF OPTIONS

      The Committee in its discretion may from time to time grant options to purchase shares of stock to any eligible employees and determine the number of shares which may be subject to each such option. Each option granted pursuant to this Plan shall be expressed in a written agreement between the employee and the Company incorporating such terms and conditions as may be determined by the Committee in its discretion at the time of grant, subject to the terms, conditions and limitations set forth in this Plan. Options granted pursuant to this Plan may be either incentive stock options under
Section 422A of the Code ("Incentive Stock Options") or options which do not qualify as Incentive Stock Options, as determined by the Committee in its discretion at the date of grant of each option.

                                   VI.
                              OPTION SHARES

      There shall be an aggregate number of 500,000 shares of $1.00 par value common stock of the Company which may be subject to options granted pursuant to this Plan. The shares may be either authorized and unissued shares or issued shares held in or hereafter acquired for the treasury of the Company. For any number of shares of treasury stock issued pursuant to the exercise of an option, a like number of shares of authorized but unissued stock shall no longer be deemed reserved for issuance pursuant to the exercise of options under this Plan. In the event any shares are subject to options which terminate for any reason without being exercised, such shares shall again become available for issuance pursuant to options hereunder until the termination of the Plan as provided in Section XI hereof.


                                   VII
                               OPTION PRICE

      The purchase price for each share of stock with respect to which an option is granted pursuant to this Plan (the "option price") shall be determined by the, Committee but shall in no event be less than one hundred (100%) percent of the fair market value of the stock at the time such option is granted. Such option price shall be payable according to the payment method specified by the Committee in each option. The payment methods available for selection by the Committee are cash only, common stock of the Company (valued at fair market value as of the day surrendered as payment) or any combination of cash and common stock of the Company.



                                   VIII
                             TERMS OF OPTIONS



      The period during which an option granted under this Plan can be exercised shall commence on the date of grant of the option and continue until such option expires by its terms. No option granted under this Plan shall be exercisable by its terms after the earlier of (a) the expiration of ten (10) years from the date such option is granted, or (b) the expiration of three (3) months from the date the employee first ceases to be an employee of the Company or any of its Subsidiary Corporations for any reason, except as otherwise provided in the terms of the option in accordance with the provisions of this Section VIII relating to death or permanent disability.
      Any option granted under this Plan may, but shall not be required to, provide either or both of the following:

           (a) in the event the employee dies prior to expiration of the option, the option may be exercised by the person or persons to whom such right passes by will or inheritance or by the executor or administrator of the employee's estate in whole or in part at any time or within such time as the administrator of the employee's estate in whole or in part at any time or within such time as the Committee may specify in the terms of the option; or

       (b) in the event the employee first ceases employment with the Company or any of its Subsidiary Corporations because of permanent and total disability (within the meaning of Section 105(d)(4) of the Code) prior to expiration of the option, the option may be exercised by such disabled employee in whole or in part at any time or within such time as the Committee may specify in the terms of the option, but in no event later than the expiration of one (1) year from the date the employee ceases such employment by reason of such disability;

 provided, however, that in neither such event shall the option be exercisable after the expiration of ten (10) years from the date such option is granted.

                                   IX.
                           NON-TRANSFERABILITY

        Each option granted pursuant to this Plan by its terms shall not be transferable by the employee otherwise than by will or the laws of descent and distribution, and shall be exercisable, during the employee's lifetime, only by him.


                                   X.
                   INCENTIVE STOCK OPTION LIMITATIONS

         No Incentive Stock Option shall be granted to an employee who, immediately before the option is granted, owns stock (taking into consideration the attribution rules of Section 425(b) of the Code) possessing greater than ten (10 %) percent of the total combined voting power of all classes of the Company or any of its Subsidiary Corporations, unless:

          (a) the option price is at least one hundred ten (110 %) percent of the fair market value of stock subject to the option at the date of grant; and

          (b) the option by its terms is not exercisable after the expiration of five (5) years from the date the option is granted.

         No option shall be designated as an Incentive Stock Option under this Plan unless such option by terms is not exercisable while there is outstanding any Incentive Stock Option previously granted to such employee under this Plan or any other plan to purchase stock of the Company or of any corporation which (at the time of the granting of such later option) is a Subsidiary Corporation or parent corporation ("Parent Corporation"), as that term is defined in Section 425(e) of the Code, of the Company or of any predecessor corporation of any of such corporations. For purposes of this Section, an option which has not been exercised in full is considered outstanding until the expiration of the original period during which it could have been exercised.

           The aggregate fair market value (determined as of the date the option is granted) of the stock for which any employee may be granted Incentive Stock Options in any calendar year under this Plan and all other stock option plans of the Company and any Parent Corporation or Subsidiary Corporations of Company is limited in each such calendar year to $100,000 plus any "unused limit carryover" to that year, as that phrase is used in
Section 422A(c)(4) of the Code.




                                   XI.
                            TERM OF THE PLAN

      The term of this Plan shall be from July 9, 1984, until July 8, 1994, unless it shall have so terminated through the issuance pursuant to the exercise of options granted hereunder of the full number of shares authorized pursuant to Section VI hereof . Outstanding options hereunder shall continue to be effective and governed by this Plan until they expire as herein provided even though their expiration dates may be subsequent to the termination of this Plan.


                                  XII.
                        TERMINATION OF EMPLOYMENT

      The employment of any employee shall not be deemed to have terminated if he is transferred to and becomes an employee of a Subsidiary Corporation, or if he is an employee of such a Subsidiary Corporation and is transferred to or becomes an employee of the Company or of another Subsidiary Corporation of the Company.

                                  XIII.
              ADJUSTMENT FOR CHANGES AFFECTING COMMON STOCK

       The Committee in its discretion, to prevent dilution or enlargement of the rights represented by options, may make appropriate adjustments to the number and kind of shares available for issuance pursuant to options to be granted under this Plan, and to the number, kind and option prices of shares subject to outstanding options under this Plan, to give equitable effect to any reorganization, recapitalization, exchange of shares, stock split, stock dividend, rights offering, combination of shares, merger, consolidation, spin-off, partial liquidation, or other similar transaction affecting the Company's capitalization or corporate structure, including without limitation any "corporate transaction" as that term is used in regulations under Section 425 of the Code.


                                  XIV.
     AMENDMENT OR DISCONTINUANCE OF THE PLAN OR OUTSTANDING OPTIONS

      The Committee may amend, suspend or discontinue this Plan at any time without restriction for the purpose of satisfying the requirements of any changes in applicable laws or regulations or for any other purpose permitted by law; provided, however, that the Committee may not (a) increase the maximum number of shares covered by the Plan (other than to increase such number of shares pursuant to the provisions of Section XIII), (b) alter the class of persons eligible to receive options under this Plan, or otherwise materially modify the requirements as to eligibility for participation in this Plan within the meaning of Rule 16b-3 under the 1934 Act, (c) extend the period for granting options under this Plan, (d) alter the membership requirements for the Committee, or (e) materially increase the benefits accruing to eligible employees within the meaning of Rule 16b-3 under the 1934 Act.

      The Committee may not alter, amend, discontinue, revoke, or otherwise impair any outstanding options which have been granted pursuant to this Plan and which remain unexercised, except (a) as provided in Section XIII, (b) in the event of a dissolution or liquidation of the Company, or (c) in the event there is secured the written consent of the holder of the outstanding option proposed to be so altered or amended. Nothing contained in this Section, however, shall in any way condition or limit the termination of an option under any other provision of this Plan.


                                   XV.
                     NO EMPLOYMENT RIGHTS CONFERRED



      Nothing in this Plan or in any option granted hereunder shall confer upon any person any right of employment or continued employment by the Company or its Subsidiary Corporations or impair the Company's and its Subsidiary Corporations' rights to terminate any person's employment.